                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): January 6,
                             2011 (January 1, 2011)

                             WIN GAMING MEDIA, INC.
             (Exact name of registrant as specified in its charter)

NEVADA                             000-51255                         98-0374121
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              (State or other jurisdiction Commission (IRS Employer
               of incorporation) File Number) Identification No.)

                      103 FOULK ROAD, WILMINGTON, DE 19803
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                    (Address of principal executive offices)
                                   (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective January 1, 2011, Mr. Boaz Carmi has been appointed as the registrant's new Chief Financial Officer. Mr. Carmi is employed by the registrant's subsidiary
Win Gaming Media (Israel) Ltd., pursuant to an employment agreement, dated
December 1, 2010 (the "Employment Agreement").

Mr. Carmi is a Certified Public Accountant in Israel who brings ten years of experience in the Hi-Tech industry as a CPA. Prior to joining the registrant,
Mr. Carmi served as corporate controller at DSIT Solutions Ltd., during the years 2007 to 2010, and at Mainsoft Corporation, Inc., during the years 2006 to
2007. Mr. Carmi also served as a Senior Auditor in Arthur Andersen's High-Tech
Group servicing clients in the Hi-Tech industry, prior to his employment at
Mainsoft.

Mr. Carmi holds a Masters of Laws degree from Bar-Ilan University, Israel, and a
Bachelor of Arts degree in Economics and Accounting from the Rupin Academy,
Israel.

The Employment Agreement provides that mr. Carmi will be paid a gross monthly salary of NIS 14,000 (fourteen thousand New Israeli Shekels). He will be entitled to certain employment related benefits, and at the end of 6 months of employment, may be granted stock options, pursuant to registrant's Stock Option
Plan, in an amount to be agreed upon. The Employment Agreement also contain noncompetition and nonsolicitation provisions.

The Employment Agreement may be terminated by either party at any time upon a written notice of 30 days, or immediately by the registrant's subsidiary for
Cause.

A copy of the Employment Agreement is attached as Exhibit 10.1 to this Current
Report on Form 8-K and is incorporated herein by reference. The above description of the Employment Agreement is a summary only and is qualified in its entirety by reference to Exhibit 10.1.

Effective December 31, 2010, Mr. Shlomi Zedkia ceased to act as the registrant's
Chief Financial Officer. The departure of Mr. Zedkia resulted from the termination of the agreement between the registrant and Shvarts-Zedkia &
Co., Certified Public Accountants that provided the registrant with financial services, pursuant to which Mr. Zedkia acted as the registrant's Chief Financial
Officer.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

10.1 Employment Agreement, dated December 1, 2010, by and between Win Gaming
Media (Israel) Ltd. and Mr. Boaz Carmi.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WIN GAMING MEDIA, INC.

                                            By: /s/ Shimon Citron
Date:  January 6, 2011                      ---------------------
                                                 Shimon Citron
                                            Chief Executive Officer